UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 21, 2002
(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200
(Registrant’s telephone number, including area code)

Item 5. Other Events
SIGNATURE

Item 5. Other Events

     Our Vice President of Engineering, James E. Kuenzel, has notified the Company that he will resign as an employee on November 18, 2002 to pursue other interests. Mr. Kuenzel will assist the Company in transition efforts until his departure.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By:	/s/ Thomas O. McGimpsey Thomas O. McGimpsey Vice President of Corporate Development, General Counsel and Secretary

Dated:    October 21, 2002

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